UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2005

First Capital Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-30297	59-3532208
(Commission File Number)	(IRS Employer Identification No.)

1891 South 14th Street, Fernandina Beach, Florida	32034
(Address of principal executive offices)	(Zip Code)

(904) 321-0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On May 19, 2005, First Capital Bank Holding Corporation (the “Company”), the parent holding company for First National Bank of Nassau County, entered into an amendment to the agreement and plan of merger dated April 6, 2005 between the Company and Coastal Banking Company, Inc., the parent holding company for Lowcountry National Bank.  The amendment specifically sets forth the current directors of the Company and of Coastal Banking Company, Inc. who will serve as directors of the surviving company. The directors of the Company that will serve in the surviving company will be Michael G. Sanchez, Class I; Christina H. Bryan, Class I; Ron Anderson, Class II; Suellen Rodeffer Garner, Class II; Robert L. Peters, Class III; and Edward E. Wilson, Class III.  The Coastal Banking Company directors that will serve in the surviving company will be James W. Holden, Class I; James C. Key, Class I; Ladson F. Howell, Class II; Dennis O. Green, Class II; Randolph C. Kohn, Class III; and Robert B. Pinkerton, Class III.

The merger agreement and the transactions contemplated thereby are subject to the approval of the shareholders of both parties, regulatory approvals, and other customary closing conditions.  The foregoing description of the amendment to the merger agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment to the merger agreement, which is set forth below as Exhibit 2.2 hereto and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number	Description

2.1

Agreement and Plan of Merger between the Company and Coastal Banking Company, Inc. dated April 6, 2005 (incorporated by reference herein to Exhibit 2.1 of the Company’s report on Form 8-K (File No. 000-30297, filed with the Commission on April 6, 2005))

2.2	Amendment No. 1 to the Agreement and Plan of Merger between the Company and Coastal Banking Company, Inc. dated May 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANK HOLDING CORPORATION

Dated: May 20, 2005	By:	/s/ Michael G. Sanchez
Michael G. Sanchez
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger between the Company and Coastal Banking Company, Inc. dated April 6, 2005 (incorporated by reference herein to Exhibit 2.1 of the Company’s report on Form 8-K (File No. 000-30297, filed with the Commission on April 6, 2005))

2.2	Amendment No. 1 to the Agreement and Plan of Merger between the Company and Coastal Banking Company, Inc. dated May 19, 2005.